Exhibit 4.19

Dated 21 December 2022

MINOANSEA MARITIME CO.
EPANASTASEA MARITIME CO.
as joint and several Borrowers

and

UNITED MARITIME CORPORATION
as Guarantor and Shareholder

and

THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1
as Original Lenders

and

KROLL AGENCY SERVICES LIMITED
as Facility Agent

and

KROLL TRUSTEE SERVICES LIMITED
as Security Agent

SECOND SUPPLEMENTAL AGREEMENT

relating to a facility agreement dated 8 August 2022 (as amended and supplemented by a first supplemental agreement dated 26 October 2022)
in respect of the part financing of, inter alia, m.ts. “MINOANSEA” and “EPANASTASEA”

Index

Clause		Page

1	Definitions and Interpretation	2
2	Agreement of the Finance Parties and Conditions Precedent	5
3	Representations	6
4	Amendments to Facility Agreement and Other Finance Documents	7
5	Further Assurance	11
6	Instructions	12
7	Fees	12
8	Costs and Expenses	12
9	Notices	12
10	Counterparts	12
11	Governing Law	12
12	Enforcement	12

Schedules

Schedule 1	The Original Lenders	14
Schedule 2	Conditions Precedent	17

Execution

Execution Pages	18

THIS SECOND SUPPLEMENTAL AGREEMENT is made on 21 December 2022

PARTIES

(1)
MINOANSEA MARITIME CO., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, MH96960, Majuro, Marshall Islands as borrower (“Borrower C”)

(2)
EPANASTASEA MARITIME CO., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, MH96960, Majuro, Marshall Islands as borrower (“Borrower D”)

(3)
UNITED MARITIME CORPORATION, a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, MH96960, Majuro, Marshall Islands as guarantor and shareholder (in both capacities, the “Guarantor”)

(4)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Original Lenders) as lenders (the “Original Lenders”)

(5)	KROLL AGENCY SERVICES LIMITED as agent of the other Finance Parties (the “Facility Agent”)

(6)	KROLL TRUSTEE SERVICES LIMITED as security agent for the Secured Parties (the “Security Agent”)

BACKGROUND

(A)
By the Facility Agreement, the Lenders agreed to make available to Parosea Shipping Co. (“Borrower A”), Bluesea Shipping Co. (“Borrower B”), Borrower C and Borrower D and together with Borrower A, Borrower B and Borrower C, the “Original Borrowers”) a facility of (originally) up to $63,600,000, of which an amount of $31,200,000 is outstanding by way of principal as at the date hereof.

(B)
Pursuant to the terms of a deed of release dated 8 November 2022 and a deed of release dated 1 December 2022, respectively, the Finance Parties agreed to release Borrower A and Borrower B from their obligations, respectively, under the relevant Finance Documents to which each of Borrower A and Borrower B is a party.

(C)	Borrower C and Borrower D (together, the “Borrowers”) have advised the Finance Parties that Borrower C intends to proceed with the sale of Ship C (the “Sale”).

(D)
Under clause 22.13 (disposals) of the Facility Agreement, a Borrower is allowed to sell its Ship provided that the Borrowers comply with the prepayment obligations in clause 7 (prepayment and cancellation) of the Facility Agreement.

(E)
Pursuant to clause 7.4 (mandatory prepayment on sale or Total Loss) of the Facility Agreement, the Borrowers shall use the proceeds from the Sale (the “Sale Proceeds”) in such amount as may be necessary in order to prepay the Relevant Amount such amount to be applied on the Relevant Date towards prepayment the Loan in accordance with paragraph (d) of that clause 7.4 (mandatory prepayment on sale or Total Loss) of the Facility Agreement.

(F)	The Borrowers have requested that the Finance Parties consent to:

(i)	the Sale;

(ii)
waive the obligation of the Borrowers to prepay the Loan in accordance with clause 7.4 (mandatory prepayment on sale or Total Loss) of the Facility Agreement during the Waiver Period in accordance with the terms of this Agreement and to continue to make available that part of the Loan for the purpose of partially financing the acquisition cost of the New Ships (as defined below);

(iii)
the Borrowers using the remainder of the Sale Proceeds after deduction of the aggregate of the Allocated Amount, the Interest Amount and any other amounts payable by the Borrower under the Facility Agreement in connection with the Sale (including any legal fees), towards payment of dividends distribution; and

(iv)	the consequential amendments and/or variations of certain other provisions of the Facility Agreement and the other Finance Documents in connection with those matters,

(together, the “Requests”)

OPERATIVE PROVISIONS

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Second Supplemental Agreement:

“Accession Date” means the date on which the New Owners accede to the Amended Facility Agreement pursuant to the Deed of Accession, Amendment and Restatement.

“Account Pledge Amendment” means the amendment to the account pledge agreement dated 10 August 2022 and entered into by and between Borrower C and the Pledgees (as defined therein).

“Allocated Amount” has the meaning given in Clause 2.1(a).

“Amended Facility Agreement” means the Facility Agreement as amended and supplemented by this Second Supplemental Agreement.

“Deed of Accession, Amendment and Restatement” means the deed of accession, amendment and restatement to the Facility Agreement to be entered into between, amongst others, the Borrowers, the New Owners and the Finance Parties.

“Effective Date” means the date on which the Facility Agent notifies the Borrowers and the other Finance Parties as to the satisfaction of the conditions precedent as provided in paragraph (e) of Clause 2.1 (Conditions Precedent).

“Escrow Account” means the escrow account of the escrow agent, being Theo Sioufas Escrow Services LLP, nominated by the parties to the memorandum of agreement executed in respect of the Sale.

“Facility Agreement” means the facility agreement dated 8 August 2022 (as amended and supplemented by a first supplemental agreement dated 26 October 2022) and made between, amongst others, (i) the Borrowers, as owners, (ii) the Guarantor, (iii) the Lenders, (iv) the Facility Agent and (v) the Security Agent.

“Interest Amount” means the amount representing the interest accrued on Tranche C until the Sale Date, such amount to be confirmed by the Facility Agent.

“Mortgage Addendum” means an addendum to the first preferred mortgage over Ship D to be executed by Borrower D in favour of the Security Agent.

“New Account Security” means, in relation to an Earnings Account of each New Owner, a document creating Security over that Earnings Account in agreed form.

“New Charter Assignment” means, in relation to a New Ship, the assignment creating Security over any Charter which exceeds 13 months (including any optional extensions and any redelivery allowance) and any Charter Guarantee, in agreed form.

“New General Assignment” means, in relation to a New Ship, the general assignment creating Security over that New Ship’s Earnings, its Insurances and any Requisition Compensation in relation to that New Ship, in agreed form.

“New Manager’s Undertaking” means, in relation to an Approved Manager, a letter of undertaking from that Approved Manager subordinating the rights of that Approved Manager against a New Ship and the relevant New Owner to the rights of the Finance Parties in agreed form.

“New Mortgage” means, in relation to a New Ship, the priority or preferred (as applicable) ship mortgage on a New Ship and, if applicable, the deed of covenant collateral thereto, in agreed form.

“New Owner” means New Owner A or New Owner B.

“New Owner A” means a single purpose corporation incorporated or to be incorporated in the Republic of the Marshall Islands which shall acquire the New Ship A, such corporation to be acceptable to the Facility Agent in its discretion acting with the authorisation of the Majority Lenders.

“New Owner B” means a single purpose corporation incorporated or to be incorporated in the Republic of the Marshall Islands which shall acquire New Ship B, such corporation to be acceptable to the Facility Agent in its discretion acting with the authorisation of the Majority Lenders.

“New Security Documents” means:

(a)	any New Mortgage;

(b)	any New General Assignment;

(c)	any New Account Security;

(d)	any New Shares Security;

(e)	any New Charter Assignment; and

(f)	any New Manager’s Undertaking.

“New Shares Security” means, in relation to a New Owner, a document to be executed by the Guarantor creating Security over the shares in that New Owner in agreed form.

“New Ship” means New Ship A or New Ship B.

“New Ship A” means a ship to be nominated by the Borrowers for acquisition by New Owner A, such ship to be acceptable to the Facility Agent in its discretion acting with the authorisation of the Majority Lenders.

“New Ship A Allocated Amount” has the meaning given in Clause 2.1(a).

“New Ship B” means a ship to be nominated by the Borrowers for acquisition by New Owner B, such ship to be acceptable to the Facility Agent in its discretion acting with the authorisation of the Majority Lenders.

“New Ship B Allocated Amount” has the meaning given in Clause 2.1(a).

“Party” means a party to this Second Supplemental Agreement.

“Sale Date” means the date on which the Sale is completed.

“Waiver Period” means the period starting from the Sale Date and ending on the earlier of (i) the date on which the New Security Documents in respect of the last New Ship to be delivered to the relevant New Owner are executed and, as the case may be, registered in favour of the Security Agent according to the terms of the Deed of Accession Amendment and Restatement and (ii) the date falling three months after the Sale Date.

1.2	Defined expressions

Defined expressions in the Facility Agreement shall have the same meanings when used in this Second Supplemental Agreement unless the context otherwise requires or unless otherwise defined in this Second Supplemental Agreement.

1.3	Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (construction) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4	Agreed forms of new, and supplements to, Finance Documents

References in Clause 1.1 (Definitions) to any new or supplement to a Finance Document being in “agreed form” are to that Finance Document:

(a)	in a form attached to a certificate dated the same date as this Second Supplemental Agreement (and signed by the Borrowers and the Facility Agent); or

(b)
in any other form agreed in writing between the Borrowers and the Facility Agent acting with the authorisation of the Majority Lenders or, where clause 44.2 (all lender matters) of the Facility Agreement applies, all the Lenders.

1.5	Designation as a Finance Document

The Borrowers and the Facility Agent designate this Second Supplemental Agreement as a Finance Document.

1.6	Third party rights

(a)
Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Second Supplemental Agreement.

(b)
Subject to clause 44.3 (other exceptions) of the Facility Agreement but otherwise notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Second Supplemental Agreement at any time.

2	AGREEMENT OF THE FINANCE PARTIES AND CONDITIONS PRECEDENT

2.1	The Finance Parties agree to the Requests provided that:

(a)	immediately following the sale of Ship C, the Sale Proceeds are applied in the following manner:

(i)	in payment of the Interest Amount; and

(ii)	in payment of all costs and expenses relating to the sale of Ship C (including legal fees); and

(iii)
an amount of $15,200,000 (the “Allocated Amount”) from the Sale Proceeds is remitted directly from the Escrow Account to the Earnings Account of Borrower C and such Allocated Amount is credited and remains blocked in that Earnings Account in favour of the Security Agent according to the terms of this Agreement;

(iv)
an amount of $7,000,000 from such Allocated Amount (the “New Ship A Allocated Amount A”) remains blocked in favour of the Security Agent until the date on which the New Security Documents relating to the New Ship A have been executed and the relevant New Mortgage has been registered with first priority over the New Ship A in favour of the Security Agent; and

(v)
an amount of $8,200,000 from such Allocated Amount (the “New Ship B Allocated Amount B”) remains blocked in favour of the Security Agent until the New Security Documents relating to the New Ship B have been executed and the relevant New Mortgage has been registered with first priority over the New Ship B in favour of the Security Agent;

(b)
any Security in respect of Ship C (other than the relevant Mortgage over Ship C) will not be released and Borrower C will remain an Obligor under the Facility Agreement until the New Security Documents in relation to the New Ships have been executed in favour of the Security Agent; and

(c)
the Facility Agent receives (or on the instructions of the Majority Lenders, waives receipt of) all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent on or before the Sale Date or such later date as the Facility Agent may agree with the Borrowers.

2.2	The Facility Agent shall notify the Borrowers and the other Finance Parties promptly upon being satisfied as to the satisfaction of the conditions precedent referred to in Clause 2.1 above.

2.3
In the event that a New Owner (or either of them) does not accede to the Amended Facility Agreement and the New Security Documents relating to its New Ship are not duly executed in favour of the Security Agent until the last day of the Waiver Period in accordance with the terms of the Deed of Accession Amendment and Restatement, the relevant part of the Allocated Amount which remains credited in the Earnings Account of Borrower C will be applied immediately towards partial prepayment of the Loan in accordance with paragraph (d) of clause 7.4 (mandatory prepayment on sale or Total Loss) of the Amended Facility Agreement.

2.4
Without prejudice to Clause 2.3 above, if, on the last day of the Waiver Period, part of the Allocated Amount has been utilised for the financing of one New Ship (the “New Ship Loan”) and the remaining Allocated Amount remains unutilised and the second New Ship is not financed under the Amended Facility Agreement:

(a)	the Facility Agent may, in its discretion acting with the authorisation of the Majority Lenders, by not less than three days’ notice to the Borrowers, cancel such New Ship Loan; and

(b)	the Borrowers shall prepay such New Ship Loan together with any accrued interest and any other amounts due and payable under the Finance Documents.

Upon such prepayment, any Security granted over the relevant New Ship shall be discharged and the New Owner of that New Ship shall be released from its obligations of the relevant Finance Documents at the cost and expense of the Borrowers.

2.5	As conditions subsequent, the Borrowers shall on the earlier of (i) the Accession Date and (ii) 16 January 2023 deliver to the order of the Facility Agent:

(a)	a duly executed original of the Mortgage Addendum; and

(b)	documentary evidence that the Mortgage Addendum has been duly registered or recorded (as applicable) in accordance with the laws of the jurisdiction of the Approved Flag of Ship D.

3	REPRESENTATIONS

3.1	Facility Agreement representations

Each Obligor that is a party to the Facility Agreement makes the representations and warranties set out in clause 18 (representations) of the Facility Agreement, as amended and supplemented by this Second Supplemental Agreement and updated with appropriate modifications to refer to this Second Supplemental Agreement, by reference to the circumstances then existing on the date of this Second Supplemental Agreement and on the Effective Date.

3.2	Finance Document representations

Each Obligor makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and supplemented by this Second Supplemental Agreement and updated with appropriate modifications to refer to this Second Supplemental Agreement, by reference to the circumstances then existing on the date of this Second Supplemental Agreement and on the Effective Date.

4	AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

4.1	Specific amendments to the Facility Agreement

With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Second Supplemental Agreement to be, amended as follows:

(a)	the definition “Security Documents” in clause 1.1 (definitions) of the Facility Agreement shall be amended to include the Account Pledge Amendment;

(b)	the definition of “Interest Rate” in clause 1.1 (definitions) of the Facility Agreement shall be deleted and replaced as follows:

““Interest Rate” means:

(a)	7.90 per cent. per annum; and

(b)	in respect of Tranche C, 9 per cent. per annum during the period commencing on the Sale Date (inclusive) and ending on the last day of the Security Period.”;

(c)	the following definitions will be inserted in clause 1.1 (definitions) of the Facility Agreement in the correct alphabetical order:

““Allocated Amount” means the amount of $15,200,000 which constitutes part of the Sale Proceeds and which is remitted directly from the Escrow Account and remains credited to the Earnings Account of Borrower C and blocked in favour of the Security Agent.”;

““Deed of Accession, Amendment and Restatement” means the deed of accession, amendment and restatement to the Facility Agreement to be entered into between, amongst others, the Borrowers, the New Owners and the Finance Parties.”;

““Effective Date” has the meaning given to it in the Supplemental Agreement.”;

““Escrow Account” means the escrow account of the escrow agent, being Theo Sioufas Escrow Services LLP, nominated by the parties to the memorandum of agreement executed in respect of the sale of Ship C. “;

““Interest Amount” means the amount representing the interest accrued on Tranche C until the Sale Date, such amount to be confirmed by the Facility Agent.”

““New Account Security” means, in relation to an Earnings Account of each New Owner, a document creating Security over that Earnings Account in agreed form.”;

““New Charter Assignment” means, in relation to a New Ship, the assignment creating Security over any Charter which exceeds 13 months (including any optional extensions and any redelivery allowance) and any Charter Guarantee, in agreed form.”;

““New General Assignment” means, in relation to a New Ship, the general assignment creating Security over that New Ship’s Earnings, its Insurances and any Requisition Compensation in relation to that New Ship, in agreed form.”;

““New Manager’s Undertaking” means, in relation to an Approved Manager, a letter of undertaking from that Approved Manager subordinating the rights of that Approved Manager against a New Ship and the relevant New Owner to the rights of the Finance Parties in agreed form.”;

““New Mortgage” means, in relation to a New Ship, the first priority or preferred (as applicable) ship mortgage on a New Ship and, if applicable, the deed of covenant collateral thereto, in agreed form.”;

““New Owner” means New Owner A or New Owner B.”;

““New Owner A” means a single purpose company incorporated or to be incorporated in the Republic of the Marshall Islands which shall acquire the New Ship A, such corporation to be acceptable to the Facility Agent in its discretion acting with the authorisation of the Majority Lenders.”;

““New Owner B” means a single purpose corporation incorporated or to be incorporated in the Republic of the Marshall Islands which shall acquire the New Ship A, such corporation to be acceptable to the Facility Agent in its discretion acting with the authorisation of the Majority Lenders.”;

““New Security Documents” means:

(a)	any New Mortgage;

(b)	any New General Assignment;

(c)	any New Account Security;

(d)	any New Shares Security;

(e)	any New Charter Assignment; and

(f)	any New Manager’s Undertaking.”;

““New Shares Security” means, in relation to a New Owner, a document to be executed by the Guarantor creating Security over the shares in that New Owner in agreed form.”;

““New Ship” means New Ship A or New Ship B.”;

““New Ship A” means a ship to be nominated by the Borrowers for acquisition by the New Owner A, such ship to be acceptable to the Facility Agent in its discretion acting with the authorisation of the Majority Lenders.”;

““New Ship B” means a ship to be nominated by the Borrowers for acquisition by the New Owner B, such ship to be acceptable to the Facility Agent in its discretion acting with the authorisation of the Majority Lenders.”;

““Sale Date” means the date on which the sale of Ship C is completed.”;

““Sale Proceeds” means the aggregate amount of the net proceeds payable pursuant to a memorandum of agreement dated 12 December 2022 (as amended by Addendum No. 1 dated 14 December 2022 and Addendum No. 2 dated 21 December 2022) in connection with the sale of Ship C and made between Borrower C, as seller and Gardsea Shipping Inc., of the Republic of Liberia, as buyer.”;

““Supplemental Agreement” has means the second supplemental agreement to this Agreement dated 21 December 2022 and made between Borrower C, Borrower D, the Guarantor, the Original Lenders, the Facility Agent and the Security Agent.”; and

““Waiver Period” means the period starting from the Sale Date and ending on the earlier of (i) the date on which the New Security Documents in respect of the last New Ship to be delivered to the relevant New Owner are executed and, as the case may be, registered in favour of the Security Agent according to the terms of the Deed of Accession Amendment and Restatement and (ii) the date falling three months after the Sale Date.”;

(d)	an additional paragraph (f) shall be added to clause 9 (Interest Periods) of the Facility Agreement, which shall read as follows:

“Notwithstanding paragraphs (a) – (c) above:

(i)	the Interest Period of Tranche C as on the Effective Date, shall end on the Sale Date;

(ii)	the next Interest Period of Tranche C shall start on the Sale Date and end on the last day of the Interest Period applicable to Tranche D; and

(iii)	each subsequent Interest Period of Tranche C shall start on the last day of the preceding Interest Period.”;

(e)	paragraph (a) of clause 10.2 (deferred fee) of the Facility Agreement shall be amended as follows:

“(a)	The Borrowers shall pay to the Facility Agent a non-refundable deferred fee (for the account of the Lenders pro-rata to their Commitments);

(i)
in respect of each Tranche (other than Tranche C) in an amount equal to 2 per cent. of the Commitments as at the date of this Agreement applicable to that Tranche and in each case on the relevant Payment Date; and

(ii)	in respect of Tranche C in an amount equal to 2.5 per cent. of the Commitments as at the date of this Agreement applicable to that Tranche on the relevant Payment Date.”;

(f)	additional paragraphs (b) and (c) respectively shall be added to clause 7.5 (Additional mandatory prepayment) of the Facility Agreement, which shall read as follows:

“(b)
If the New Security Documents in respect of the New Ships are not executed and, as the case may be, registered in favour of the Security Agent by the end of the Waiver Period pursuant to the terms of the Deed of Accession Amendment and Restatement, the Borrowers shall, on demand by the Facility Agent in its discretion acting with the authorisation of the Majority Lenders, immediately apply the Allocated Amount (or any part thereof) towards prepayment of the Loan in accordance with paragraph (d) of Clause 7.4 (Mandatory prepayment on sale or Total Loss); and

(c)
without prejudice to paragraph (b) above, if, on the last day of the Waiver Period, part of the Allocated Amount has been utilised for the financing of one New Ship (the “New Ship Loan”) and the remaining Allocated Amount (or any part thereof) remains unutilised and the second New Ship is not financed under the Amended Facility Agreement:

(i)	the Facility Agent may, in its discretion acting with the authorisation of the Majority Lenders, by not less than three days’ notice to the Borrowers, cancel such New Ship Loan; and

(ii)	the Borrowers shall prepay such New Ship Loan together with any accrued interest and any other amounts due and payable under the Finance Documents.

Upon such prepayment, any Security granted over the relevant New Ship shall be discharged and the New Owner of that New Ship shall be released from its obligations of the relevant Finance Documents at the cost and expense of the Borrowers.”; and

(g)	an additional clause 22.26 (Maintenance of cash collateral) shall be added which shall read as follows:

“22.26   Maintenance of cash collateral

The Obligors undertake that at all times during the Security Period, the Allocated Amount is credited and maintained as cash collateral in the Earnings Account of Borrower C and such Allocated Amount shall remain blocked until the Facility Agent (with the authorisation of the Majority Lenders) directs otherwise.”.

4.2	Amendments to the Finance Documents (other than the Facility Agreement)

With effect on and from the Effective Date, each of the Finance Documents other than the Facility Agreement shall be, and shall be deemed by this Second Supplemental Agreement to have been, amended as follows:

(a)
the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and supplemented by this Second Supplemental Agreement; and

(b)
by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Second Supplemental Agreement.

4.3	Obligor Confirmation

On the Effective Date, each Obligor:

(a)	confirms its acceptance of the amendments effected by this Second Supplemental Agreement;

(b)	agrees that it is bound as an Obligor (as defined in the Amended Facility Agreement);

(c)
confirms that the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and supplemented by this Second Supplemental Agreement;

(d)	(if it is a Guarantor) confirms that its guarantee and indemnity:

(i)	continues to have full force and effect on the terms of the Amended Facility Agreement; and

(ii)	extends to the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Second Supplemental Agreement.

4.4	Security confirmation

On the Effective Date, each Obligor confirms that:

(a)
any Security created by it under the Finance Documents extends to the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Second Supplemental Agreement;

(b)	the obligations of the relevant Obligors under the Amended Facility Agreement are included in the Secured Liabilities (as defined in the Security Documents to which it is a party);

(c)	the Security created under the Finance Documents continues in full force and effect on the terms of the respective Finance Documents; and

(d)	to the extent that this confirmation creates a new Security, such Security shall be on the terms of the Security Documents in respect of which this confirmation is given.

4.5	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect and, from the Effective Date:

(a)
in the case of the Facility Agreement as amended and supplemented pursuant to Clause 4.1 (Specific amendments to the Facility Agreement) and such further or consequential modifications as may be necessary to make the same consistent with, and to give full effect to, the terms of this Second Supplemental Agreement;

(b)
in the case of the each Finance Document (other than the Facility Agreement) as amended and supplemented pursuant to Clause 4.2 (Amendments to Finance Documents) and such further or consequential modifications as may be necessary to make the same consistent with, and to give full effect to, the terms of this Second Supplemental Agreement;

(c)	each Finance Document and the applicable provisions of this Second Supplemental Agreement will be read and construed as one document; and

(d)
except to the extent expressly waived by the amendments effected by this Second Supplemental Agreement, no waiver is given by this Second Supplemental Agreement and the Lenders expressly reserve all their rights and remedies in respect of any breach of or other Default under the Finance Documents.

5	FURTHER ASSURANCE

Clause 22.25 (further assurance) of the Facility Agreement, as amended and supplemented by this Second Supplemental Agreement, applies to this Second Supplemental Agreement as if it were expressly incorporated in it with any necessary modifications.

6	INSTRUCTIONS

Any provision in this Agreement which refers to the Facility Agent being obliged to or entitled to take any specified action, exercise any power or discretion, make any determination, give any consent, notice or waiver, or give any instructions or directions to the Security Agent or act in a certain way in connection with the transactions contemplated by this Agreement, shall be construed to refer to the Facility Agent acting solely based on the instructions or directions of the Majority Lenders, or as the case may be, all Lenders pursuant to the provisions of clause 30.20 (majority lenders’ instructions) of the Facility Agreement and in doing so shall be deemed to have acted reasonably.

7	FEES

The Borrowers shall pay to the Facility Agent on or before the Effective Date a management fee of $2,500.

8	COSTS AND EXPENSES

Clause 15.2 (amendment costs) of the Facility Agreement, as amended and supplemented by this Second Supplemental Agreement, applies to this Second Supplemental Agreement as if it were expressly incorporated in it with any necessary modifications.

9	NOTICES

Clause 38 (notices) of the Facility Agreement, as amended and supplemented by this Second Supplemental Agreement, applies to this Second Supplemental Agreement as if it were expressly incorporated in it with any necessary modifications.

10	COUNTERPARTS

This Second Supplemental Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Second Supplemental Agreement.

11	GOVERNING LAW

This Second Supplemental Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

12	ENFORCEMENT

12.1	Jurisdiction

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Second Supplemental Agreement (including a dispute regarding the existence, validity or termination of this Second Supplemental Agreement or any non-contractual obligation arising out of or in connection with this Second Supplemental Agreement) (a “Dispute”).

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.

(c)
To the extent allowed by law, this Clause 12.1 (Jurisdiction) is for the benefit of the Secured Parties only.  As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

12.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)
irrevocably appoints Messrs Shoreside Agents Ltd, presently at 5 St Helen’s Place, London EC3A 6AB (T: +44 (0)20 3771 8869, M: + 44 (0) 7591 440086, Fax: +44 (0)20 3771 8870, attention: Andrew Johnson) as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrowers (on behalf of all the Obligors) must immediately (and in any event within five days of such event taking place) appoint another agent on terms acceptable to the Facility Agent.  Failing this, the Facility Agent may appoint another agent for this purpose.

This Second Supplemental Agreement has been entered into on the date stated at the beginning of this Second Supplemental Agreement.

SCHEDULE 1

THE ORIGINAL LENDERS

Name of Original Lender	Commitment	Address for Communication

Blue Ocean Onshore Fund LP	$27,048,528
Blue Ocean Onshore Fund LP
c/o EnTrust Global Partners Offshore LP
375 Park Avenue
New York, NY 10152

Email: sengh@entrustglobal.com /odonnerstein@entrustglobal.com/
mlux@entrustglobal.com
Attention: Svein Engh / Omer
Donnerstein / Matthew Lux

Blue Ocean 1839 Fund LP	$13,996,303
Blue Ocean 1839 Fund LP
c/o EnTrust Global Partners Offshore LP
375 Park Avenue
New York, NY 10152

Email: sengh@entrustglobal.com
/odonnerstein@entrustglobal.com/
mlux@entrustglobal.com
Attention: Svein Engh / Omer
Donnerstein / Matthew Lux

Blue Ocean Income Fund LP	$7,767,560
Blue Ocean Income Fund LP
c/o EnTrust Global Partners Offshore LP
375 Park Avenue
New York, NY 10152

Email: sengh@entrustglobal.com
/odonnerstein@entrustglobal.com/
mlux@entrustglobal.com
Attention: Svein Engh / Omer
Donnerstein / Matthew Lux

EnTrust Global ICAV, for and on behalf of Blue Ocean Fund	$5,377,810
EnTrust Global ICAV
c/o EnTrust Global Partners Offshore LP
375 Park Avenue
New York, NY 10152

Email: sengh@entrustglobal.com
/odonnerstein@entrustglobal.com/
mlux@entrustglobal.com
Attention: Svein Engh / Omer
Donnerstein / Matthew Lux

Blue Ocean Investments SPC, for and on behalf of Segregated Portfolio One Blue Ocean Income Fund II LP Blue Ocean Offshore Master Fund I LLC	$1,602,983 $2,700,260 $623,760
Blue Ocean Investments SPC
c/o EnTrust Global Partners Offshore LP
375 Park Avenue
New York, NY 10152

Email: sengh@entrustglobal.com
/odonnerstein@entrustglobal.com/
mlux@entrustglobal.com
Attention: Svein Engh / Omer
Donnerstein / Matthew Lux

Blue Ocean Income Fund II LP
c/o EnTrust Global Partners Offshore LP
375 Park Avenue
New York, NY 10152

Email: sengh@entrustglobal.com
/odonnerstein@entrustglobal.com/
mlux@entrustglobal.com
Attention: Svein Engh / Omer
Donnerstein / Matthew Lux

Blue Ocean Offshore Master Fund I LLC
c/o EnTrust Global Partners Offshore LP
375 Park Avenue
New York, NY 10152

Email: sengh@entrustglobal.com
/odonnerstein@entrustglobal.com/
mlux@entrustglobal.com
Attention: Svein Engh / Omer
Donnerstein / Matthew Lux

Blue Ocean IDF Series of the SALI Multi-Series Fund, L.P. BO FR SPV I LP	$2,700,260 $1,782,536
Blue Ocean IDF Series of the SALI Multi-Series Fund, L.P.
c/o EnTrust Global Partners Offshore LP
375 Park Avenue
New York, NY 10152

Email: sengh@entrustglobal.com
/odonnerstein@entrustglobal.com/
mlux@entrustglobal.com
Attention: Svein Engh / Omer
Donnerstein / Matthew Lux

BO FR SPV I LP
c/o EnTrust Global Partners Offshore LP
375 Park Avenue
New York, NY 10152

Email: sengh@entrustglobal.com
/odonnerstein@entrustglobal.com/
mlux@entrustglobal.com
Attention: Svein Engh / Omer
Donnerstein / Matthew Lux

SCHEDULE 2

CONDITIONS PRECEDENT

1	Obligors

Documents of the kind specified in schedule 2, part A, paragraph 1 of the Facility Agreement.

2	Security

2.1	A duly executed original of this Agreement.

2.2	A duly executed original of the Account Pledge Amendment (and of each document to be delivered under it).

3	Legal opinions

3.1
A legal opinion of Watson Farley Williams, Greece, legal advisers to the Facility Agent and the Security Agent in England, substantially in the form distributed to the Lenders before signing this Second Supplemental Agreement.

3.2
If an Obligor is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Facility Agent and the Security Agent in the relevant jurisdiction, substantially in the form distributed to the Original Lenders before signing this Second Supplemental Agreement.

3.3	Legal opinions of the legal advisers to the Facility Agent and the Security Agent in such other relevant jurisdictions as the Facility Agent may require.

4	Other documents and evidence

4.1
A certificate signed by two directors of each Borrower confirming that as at the date of this Second Supplemental Agreement no Default has occurred and is continuing or is reasonably likely to result from the occurrence of the Effective Date.

4.2	Evidence that any process agent referred to in Clause 12.2 (Service of process), if not an Obligor, has accepted its appointment.

4.3
A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrowers accordingly) in connection with the entry into and performance of the transactions contemplated by this Second Supplemental Agreement, or for the validity and enforceability of any Finance Document as amended and supplemented by this Second Supplemental Agreement.

4.4	Evidence that the fees, costs and expenses then due from the Borrowers pursuant to Clause 6 (Fees) and Clause 7 (Costs and Expenses) have been paid or will be paid by the Effective Date.

4.5
Evidence that the Allocated Amount has been transferred or, if the Sale Date is completed outside the business hours of the account bank where the Escrow Account is held, will be transferred on the next Business Day after the Sale Date, to the Earnings Account of Borrower C and shall remain blocked until the Facility Agent directs otherwise.

4.6	Evidence that the Interest Amount have been paid or will be paid by the Effective Date.

EXECUTION PAGES

BORROWERS

SIGNED by Stavros Gyftakis	)
duly authorised	)
as attorney-in-fact	)	/s/ Stavros Gyftakis
for and on behalf of	)
MINOANSEA MARITIME CO.	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: Maria Moschopoulou	)	/s/ Maria Moschopoulou
Witness’ address:	)	154 Vouliagmenis Avenue
16674 Glyfada, Greece

SIGNED by Stavros Gyftakis	)
duly authorised	)
as attorney-in-fact	)
for and on behalf of	)	/s/ Stavros Gyftakis
EPANASTASEA MARITIME CO.	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: Maria Moschopoulou	)	/s/ Maria Moschopoulou
Witness’ address:	)	154 Vouliagmenis Avenue
16674 Glyfada, Greece

GUARANTOR AND SHAREHOLDER

SIGNED by Stavros Gyftakis	)
duly authorised	)
as attorney-in-fact	)	/s/ Stavros Gyftakis
for and on behalf of	)
UNITED MARITIME CORPORATION	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: Maria Moscopoulou	)	/s/ Maria Moschopoulou
Witness’ address:	)	154 Vouliagmenis Avenue
16674 Glyfada, Greece

ORIGINAL LENDERS

SIGNED by Charikleia Mavromati	)
duly authorised	)
for and on behalf of	)
BLUE OCEAN ONSHORE FUND LP	)	/s/ Charikleia Mavromati
By: Blue Ocean GP LLC	)
as its General Partner	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: Stavroula Giannopoulou	)	/s/ Stavroula Giannopoulou
Witness’ address:	)	ATTORNEY-AT-LAW
WATSON FARLEY & WILLIAMS GREECE
348 SYNGROU AVENUE
17674 KALLITHEA
ATHENS GREECE

SIGNED by Charikleia Mavromati	)
duly authorised	)
for and on behalf of	)
BLUE OCEAN 1839 FUND LP	)	/s/ Charikleia Mavromati
By: Blue Ocean GP LLC	)
as its General Partner	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: Stavroula Giannopoulou	)	/s/ Stavroula Giannopoulou
Witness’ address:	)	ATTORNEY-AT-LAW
WATSON FARLEY & WILLIAMS GREECE
348 SYNGROU AVENUE
17674 KALLITHEA
ATHENS GREECE

SIGNED by Charikleia Mavromati	)
duly authorised	)
for and on behalf of	)
BLUE OCEAN INCOME FUND LP	)	/s/ Charikleia Mavromati
By: Blue Ocean GP LLC	)
as its General Partner	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: Stavroula Giannopoulou	)	/s/ Stavroula Giannopoulou
Witness’ address:	)	ATTORNEY-AT-LAW
WATSON FARLEY & WILLIAMS GREECE
348 SYNGROU AVENUE
17674 KALLITHEA
ATHENS GREECE

SIGNED by Charikleia Mavromati	)
duly authorised	)
for and on behalf of	)
ENTRUST GLOBAL ICAV	)
for and on behalf of	)	/s/ Charikleia Mavromati
BLUE OCEAN FUND	)
By: EnTrust Global Partners Offshore LP	)
as its Investment Advisor	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: Stavroula Giannopoulou	)	/s/ Stavroula Giannopoulou
Witness’ address:	)	ATTORNEY-AT-LAW
WATSON FARLEY & WILLIAMS GREECE
348 SYNGROU AVENUE
17674 KALLITHEA
ATHENS GREECE

SIGNED by Charikleia Mavromati	)
duly authorised	)
for and on behalf of	)
BLUE OCEAN INVESTMENTS SPC	)	/s/ Charikleia Mavromati
for and on behalf of	)
SEGREGATED PORTFOLIO ONE	)
By: EnTrust Global Partners Offshore LP	)
as its Investment Advisor	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: Stavroula Giannopoulou	)	/s/ Stavroula Giannopoulou
Witness’ address	)	ATTORNEY-AT-LAW
WATSON FARLEY & WILLIAMS GREECE
348 SYNGROU AVENUE
17674 KALLITHEA
ATHENS GREECE

SIGNED by Charikleia Mavromati	)
duly authorised	)
for and on behalf of	)
BLUE OCEAN INCOME FUND II LP	)	/s/ Charikleia Mavromati
By: Blue Ocean GP LLC	)
as its General Partner	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: Stavroula Giannopoulou	)	/s/ Stavroula Giannopoulou
Witness’ address:	)	ATTORNEY-AT-LAW
WATSON FARLEY & WILLIAMS GREECE
348 SYNGROU AVENUE
17674 KALLITHEA
ATHENS GREECE

SIGNED by Charikleia Mavromati	)
duly authorised	)
for and on behalf of	)
BLUE OCEAN OFFSHORE MASTER	)	/s/ Charikleia Mavromati
FUND I LLC	)
By: EnTrust Global Partners Offshore LP	)
as its Investment Advisor	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: Stavroula Giannopoulou	)	/s/ Stavroula Giannopoulou
Witness’ address:	)	ATTORNEY-AT-LAW
WATSON FARLEY & WILLIAMS GREECE
348 SYNGROU AVENUE
17674 KALLITHEA
ATHENS GREECE

SIGNED by Charikleia Mavromati	)
duly authorised	)
for and on behalf of	)
BLUE OCEAN IDF SERIES OF THE SALI	)	/s/ Charikleia Mavromati
MULTI-SERIES FUND, L.P.
By: EnTrust Global Partners Offshore LP	)
as its Investment Subadvisor	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: Stavroula Giannopoulou	)	/s/ Stavroula Giannopoulou
Witness’ address:	)	ATTORNEY-AT-LAW
WATSON FARLEY & WILLIAMS GREECE
348 SYNGROU AVENUE
17674 KALLITHEA
ATHENS GREECE

SIGNED by Charikleia Mavromati	)
duly authorised	)
for and on behalf of	)
BO FR SPV I LP	)	/s/ Charikleia Mavromati
By: EnTrust Global Ltd.	)
as its Investment Manager	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: Stavroula Giannopoulou	)	/s/ Stavroula Giannopoulou
Witness’ address:	)	ATTORNEY-AT-LAW
WATSON FARLEY & WILLIAMS GREECE
348 SYNGROU AVENUE
17674 KALLITHEA
ATHENS GREECE

FACILITY AGENT

SIGNED by STEFANOS-MAX KONSTANTINIDIS	)
duly authorised	)
for and on behalf of	)
KROLL AGENCY SERVICES LIMITED	)	/s/ STEFANOS – MAX KONSTANTINIDIS
in the presence of:	)

Witness’ signature:	)
Witness’ name: EVGENIA ANASTASOPOULOU	)	/s/ EVGENIA ANASTASOPOULOU
Witness’ address:	)	348 SYNGROU AVE. 17674 KALLITHEA
ATHENS, GREECE

SECURITY AGENT

SIGNED by STEFANOS-MAX KONSTANTINIDIS	)
duly authorised	)
for and on behalf of	)	/S/ STEFANOS – MAX KONSTANTINIDIS
KROLL TRUSTEE SERVICES LIMITED	)
in the presence of:	)

Witness’ signature:	)
Witness’ name: EVGENIA ANASTASOPOULOU	)	/S/ EVGENIA ANASTASOPOULOU
Witness’ address:	)	348 SYNGROU AVE. 17674 KALLITHEA
ATHENS, GREECE